Forum Energy Technologies Announces
First Quarter 2016 Results and Change in Reporting Segments
HOUSTON, TEXAS, April 28, 2016 - Forum Energy Technologies, Inc. (NYSE: FET) today announced first quarter 2016 revenue of $159 million, compared to $348 million in the first quarter 2015. Net loss for the quarter was $23 million, or $0.25 per diluted share, compared to net income of $29 million, or $0.31 per diluted share, for the prior year period. Excluding $0.03 per share of special items, the adjusted net loss was $0.22 per diluted share in the first quarter of 2016. Forum generated free cash flow after capital expenditures of $23 million during the first quarter of 2016.
Special items in the first quarter 2016 included pre-tax charges of $4 million for restructuring and $3 million for the write down of deferred loan costs associated with its credit facility amendment, offset by $1 million of foreign exchange gains. See Tables 1-3 for a reconciliation of GAAP to non-GAAP financial information.
Beginning with the first quarter 2016, Forum will report its results of operations in three reporting segments: Drilling & Subsea, Completions, and Production & Infrastructure. The new reporting segments align with distinct activity drivers and customers of our product groups, and correspond with the manner in which management is now evaluating operating performance. See the supplemental schedules for historical operating results presented on a basis consistent with the new reporting segments.
The Drilling & Subsea segment provides capital equipment and a broad line of expendable drilling products consumed in the drilling process by drilling contractors; and subsea capital equipment, specialty components and tooling, products used in subsea pipeline infrastructure, and a broad suite of complementary subsea technical services and rental items to the subsea contractors.
The Completions segment provides well stimulation, intervention, and downhole capital and consumable products such as hydraulic fracturing pumps, pump consumables, flow iron, coiled tubing strings, wireline cable, pressure control equipment, casing and cementing equipment, cable protectors, and composite plugs to oil field service companies.
The Production & Infrastructure segment provides well site surface production and process equipment, as well as desalinization equipment to the upstream and downstream operators; and provides a wide range of industrial valves to the upstream, midstream, and downstream oil and gas customers.

First Quarter Results by Segment
After significant declines since the middle of 2014, oil prices collapsed to a new low in the first quarter of 2016. As a result, spending by customers took another dramatic decline from already depressed levels, negatively impacting first quarter results.
Drilling & Subsea segment revenue in the first quarter 2016 was $65 million, a 60% decrease from the first quarter 2015 and a 21% decrease from the fourth quarter 2015, on softer demand for drilling equipment and consumable products due to the declining North America rig count and lower subsea activity levels.
The Completions segment revenue in the first quarter 2016 was $34 million, a 64% decrease year-over-year and 23% sequentially, due to lower completions activity in North America.
Production & Infrastructure segment revenue in the first quarter 2016 was $61 million, a 33% decline from the prior year period and a 12% decline from the fourth quarter 2015, primarily on reduced sales of surface production equipment in the U.S., partially offset by revenue from valve sales to midstream and process industries.
New orders received by Forum in the first quarter were $141 million, resulting in a book to bill ratio of 88%.
Review and Outlook
Cris Gaut, Forum’s Chairman and Chief Executive Officer, remarked, "Despite the very challenging environment Forum has further enhanced its ability to benefit from the anticipated recovery. During the first quarter we strengthened our financial position and improved our operational efficiency.
"Our financial strength allows us to focus on expanding our business through acquisitions and new product development. We generated free cash flow of $23 million in the first quarter. The recent amendment of our credit facility improved our borrowing ability and together with our $132 million of cash brought our total available liquidity to more than $300 million.
"Our reduced cost structure and improved operational efficiency allowed Forum to limit our sequential operating income decremental margins to 36%, in line with our expectations. These cost structure and operational enhancements should allow Forum to achieve high incremental margins when activity improves.
“We are confident Forum will be an early beneficiary of the market recovery due to our focus on activity-based consumable products related to North America drilling and completions activity."
Recent Events
Forum received two awards for remotely operated vehicles (ROV) in the Drilling & Subsea segment. The first was for a XLX 200HP work-class ROV system with a 75HP trenching skid. The second was for a Super Mohawk observation class ROV system.

Forum acquired a small wholesale completion packer product line consistent with Forum’s strategy to broaden its offering of downhole tools and completions products.

Conference Call Information

Forum's conference call is scheduled for April 29, 2016 at 9:00 AM CST. During the call, the Company intends to discuss first quarter 2016 results. To participate in the earnings conference call, please call 855-757-8876 within North America, or 631-485-4851 outside of North America. The access code is 83996430. The call will also be broadcast through the Investor Relations link on Forum’s website at www.f-e-t.com. Participants are encouraged to log in to the webcast or dial in to the conference call approximately ten minutes prior to the start time. A replay of the call will be available for two weeks after the call and may be accessed by dialing 855-859-2056 within North America, or 404-537-3406 outside of North America. The access code is 83996430.

Forum Energy Technologies is a global oilfield products company, serving the subsea, drilling, completion, production and infrastructure sectors of the oil and natural gas industry. The Company’s products include highly engineered capital equipment as well as products that are consumed in the drilling, well construction, production and transportation of oil and natural gas. Forum is headquartered in Houston, TX with manufacturing and distribution facilities strategically located around the globe. For more information, please visit www.f-e-t.com.

Forward Looking Statements and Other Legal Disclosure
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this press release specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the company, including any statement about the company's future financial position, liquidity and capital resources, operations, performance, acquisitions, returns, capital expenditure budgets, new product development activities, costs and other guidance included in this press release.
These statements are based on certain assumptions made by the company based on management's experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Among other things, these include the volatility of oil and natural gas prices, oilfield development activity levels, the availability of raw materials and specialized equipment, the company's ability to deliver backlog in a timely fashion, the availability of skilled and qualified labor, competition in the oil and gas industry, governmental regulation and taxation of the oil and natural gas industry, the company's ability to implement new technologies and services, the availability and terms of capital, and uncertainties regarding environmental regulations or litigation and other legal or regulatory developments affecting the company's business, and other important factors that could cause actual results to differ materially from those projected as described in the company's filings with the Securities and Exchange Commission.
Any forward-looking statement speaks only as of the date on which such statement is made and the company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.
Investor Contact
Mark Traylor - Vice President, Investor Relations
281.368.1108
mark.traylor@f-e-t.com

Media Contact
Donna Smith - Director, Marketing & Communications
281.949.2514
donna.smith@f-e-t.com

Forum Energy Technologies, Inc.
Condensed consolidated statements of income
(Unaudited)

	Three months ended
	March 31,		December 31,
(in millions, except per share information)	2016	2015	2015
Revenue	$159.4	$348.1	$196.1
Total operating expenses	185.0	312.5	262.1
Earnings from equity investment	0.6	4.6	2.5
Goodwill and intangible asset impairment	—	—	125.1
Operating income (loss)	(25.0)	40.2	(188.6)
Other expense (income)
Interest expense	7.1	7.6	7.3
Deferred loan costs written off	2.6	—	—
Loss (gain) on foreign exchange and other, net	(1.4)	(6.7)	(3.9)
Profit (loss) before income taxes	(33.3)	39.3	(192.0)
Provision (benefit) for income tax expense	(10.4)	10.6	(28.4)
Net income (loss)	(22.9)	28.7	(163.6)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—
Net income (loss) attributable to common stockholders (1)	$(22.9)	$28.7	$(163.6)

Weighted average shares outstanding
Basic	90.5	89.5	90.2
Diluted	90.5	91.5	90.2

Earnings (losses) per share
Basic	$(0.25)	$0.32	$(1.81)
Diluted	$(0.25)	$0.31	$(1.81)

(1) Refer to Table 1 for schedule of adjusting items.

Forum Energy Technologies, Inc.
Condensed consolidated balance sheets
(Unaudited)

(in millions of dollars)	March 31, 2016	December 31, 2015
Assets
Current assets
Cash and cash equivalents	$132.0	$109.2
Accounts receivable—trade, net	109.2	138.6
Inventories, net	416.1	424.1
Other current assets	41.0	45.9
Total current assets	698.3	717.8
Property and equipment, net of accumulated depreciation	180.2	186.7
Goodwill and other intangibles, net	912.2	915.7
Investment in unconsolidated subsidiary	58.3	57.7
Other long-term assets	5.6	8.1
Total assets	$1,854.6	$1,886.0
Liabilities and Equity
Current liabilities
Current portion of long-term debt	$0.1	$0.3
Other current liabilities	144.6	151.2
Total current liabilities	144.7	151.5
Long-term debt, net of current portion	396.2	396.0
Other long-term liabilities	71.7	81.1
Total liabilities	612.6	628.6
Total stockholders’ equity	1,241.5	1,257.0
Noncontrolling interest in subsidiary	0.5	0.4
Total equity	1,242.0	1,257.4
Total liabilities and equity	$1,854.6	$1,886.0

Forum Energy Technologies, Inc.
Condensed consolidated cash flow information
(Unaudited)
	Three months ended March 31,
(in millions of dollars)	2016	2015
Cash flows from operating activities
Net income (loss)	$(22.9)	$28.7
Depreciation and amortization	15.9	16.3
Other, primarily working capital	33.9	3.5
Net cash provided by operating activities	$26.9	$48.5
Cash flows from investing activities
Capital expenditures for property and equipment	$(4.3)	$(11.4)
Proceeds from sale of business, property and equipment and other	0.3	0.6
Acquisition of businesses, net of cash acquired	—	(60.8)
Net cash used in investing activities	$(4.0)	$(71.6)
Cash flows from financing activities
Borrowings of long-term and short-term debt, including borrowings due to acquisitions	$—	$65.0
Repayment of long-term and short-term debt	(0.2)	(25.3)
Other	(0.3)	(5.1)
Net cash provided by (used in) financing activities	$(0.5)	$34.6
Effect of exchange rate changes on cash	0.4	(4.2)
Net increase in cash and cash equivalents	$22.8	$7.3

Forum Energy Technologies, Inc.
Supplemental schedule - Segment information
(Unaudited)

	As Reported			As Adjusted (6)
	Three months ended			Three months ended
(in millions of dollars)	March 31, 2016	March 31, 2015	December 31, 2015	March 31, 2016	March 31, 2015	December 31, 2015
Revenue
Drilling & Subsea	$65.3	$163.6	$83.1	$65.3	$163.6	$83.1
Completions	34.3	94.5	44.8	34.3	94.5	44.8
Production & Infrastructure	60.5	90.5	68.6	60.5	90.5	68.6
Eliminations	(0.7)	(0.5)	(0.4)	(0.7)	(0.5)	(0.4)
Total revenue	$159.4	$348.1	$196.1	$159.4	$348.1	$196.1

Operating income
Drilling & Subsea	$(9.8)	$19.8	$(28.7)	$(9.3)	$23.5	$(3.8)
Operating income margin %	(15.0)%	12.1%	(34.5)%	(14.2)%	14.4%	(4.6)%
Completions (1)	(6.5)	20.6	(25.7)	(5.7)	21.8	(3.1)
Operating income margin %	(19.0)%	21.8%	(57.4)%	(16.6)%	23.1%	(6.9)%
Production & Infrastructure	(1.4)	8.0	(1.3)	0.8	8.0	4.7
Operating income margin %	(2.3)%	8.8%	(1.9)%	1.3%	8.8%	6.9%
Corporate	(7.2)	(8.3)	(6.7)	(6.9)	(8.3)	(5.7)
Total Segment operating income (loss)	(24.9)	40.1	(62.4)	(21.1)	45.0	(7.9)
Other items not in segment operating income (2)	(0.1)	0.1	(126.2)	0.1	0.3	0.1
Total operating income (loss)	$(25.0)	$40.2	$(188.6)	$(21.0)	$45.3	$(7.8)
Operating income margin %	(15.7)%	11.5%	(96.2)%	(13.2)%	13.0%	(4.0)%

EBITDA (3) (4)
Drilling & Subsea	$(0.4)	$35.9	$(142.0)	$(1.4)	$32.2	$4.4
EBITDA Margin %	(0.6)%	21.9%	(170.9)%	(2.1)%	19.7%	5.3%
Completions	(0.3)	26.6	(19.0)	0.5	27.5	3.3
EBITDA Margin %	(0.9)%	28.1%	(42.4)%	1.5%	29.1%	7.4%
Production & Infrastructure	0.3	9.0	(0.7)	2.5	10.0	6.5
EBITDA Margin %	0.5%	9.9%	(1.0)%	4.1%	11.0%	9.5%
Corporate	(9.7)	(8.1)	(6.6)	(6.7)	(8.0)	(5.4)
Other items (5)	(0.2)	(0.2)	—	—	—	—
Total EBITDA	$(10.3)	$63.2	$(168.3)	$(5.1)	$61.7	$8.8
EBITDA Margin %	(6.5)%	18.2%	(85.8)%	(3.2)%	17.7%	4.5%

(1) Includes earnings from equity investment.
(2) Includes transaction expenses, gain/(loss) on sale of assets, and impairment of goodwill and intangible assets.
(3) The Company believes that the presentation of EBITDA is useful to the Company's investors because EBITDA is an appropriate measure of evaluating the company's operating performance and liquidity that reflects the resources available for strategic opportunities including, among others, investing in the business, strengthening the balance sheet, repurchasing the Company's securities and making strategic acquisitions. In addition, EBITDA is a widely used benchmark in the investment community. See the attached separate schedule for the reconciliation of GAAP to non-GAAP financial information.

(4) Depreciation and amortization expense has been reclassified among corporate and the operating segments.  Prior period EBITDA financial information has been revised to conform with current period presentation with no impact to operating income.

(5) Includes transaction expenses.
(6) Refer to Table 1 for schedule of adjusting items.

Forum Energy Technologies, Inc.
Reconciliation of GAAP to non-GAAP financial information
(Unaudited)

Table 1 - Adjusting items
	Three months ended
	March 31, 2016			March 31, 2015			December 31, 2015
(in millions, except per share information)	Operating income (loss)	EBITDA (1)	Net income (loss)	Operating income (loss)	EBITDA (1)	Net income (loss)	Operating income (loss)	EBITDA (1)	Net income (loss)
As reported	$(25.0)	$(10.3)	$(22.9)	$40.2	$63.2	$28.7	$(188.6)	$(168.3)	$(163.6)
% of revenue	(15.7)%	(6.5)%		11.5%	18.2%		(96.2)%	(85.8)%
Restructuring charges and other	3.8	3.8	2.5	4.9	4.9	3.6	12.6	12.6	8.3
Transaction expenses	0.2	0.2	0.1	0.2	0.2	0.1	—	—	—
Inventory and other working capital reserve	—	—	—	—	—	—	43.1	43.1	28.6
Goodwill and intangible asset impairment	—	—	—	—	—	—	125.1	125.1	118.5
Deferred loan costs written off	—	2.6	1.7	—	—	—	—	—	—
Loss (gain) on foreign exchange, net (2)	—	(1.4)	(1.2)	—	(6.6)	(5.0)	—	(3.7)	(2.7)
As adjusted (1)	$(21.0)	$(5.1)	$(19.8)	$45.3	$61.7	$27.4	$(7.8)	$8.8	$(10.9)
% of revenue	(13.2)%	(3.2)%		13.0%	17.7%		(4.0)%	4.5%

Diluted EPS -as reported			$(0.25)			$0.31			$(1.81)
Diluted EPS - as adjusted			$(0.22)			$0.30			$(0.12)

(1) The Company believes that the presentation of EBITDA, adjusted EBITDA, adjusted operating income and adjusted Diluted EPS is useful to the Company's investors because (i) EBITDA is an appropriate measure of evaluating the Company's operating performance and liquidity that reflects the resources available for strategic opportunities including, among others, investing in the business, strengthening the balance sheet, repurchasing the Company's securities and making strategic acquisitions and (ii) each of adjusted EBITDA, adjusted operating income and adjusted Diluted EPS is useful to investors to assess and understand operating performance, especially when comparing those results with previous and subsequent periods or forecasting performance for future periods, primarily because management views the excluded items to be outside of the Company's normal operating results. In addition, EBITDA is a widely used benchmark in the investment community. See the attached separate schedule for the reconciliation of GAAP to non-GAAP financial information.

(2) Foreign exchange, net primarily relates to receivables billed in U.S. dollars by some of our non-U.S. subsidiaries that report in a local currency, and therefore the loss has no economic impact in dollar terms.

Forum Energy Technologies, Inc.
Reconciliation of GAAP to non-GAAP financial information
(Unaudited)

Table 2 - Adjusting Items
	Three months ended
(in millions of dollars)	March 31, 2016	March 31, 2015	December 31, 2015
EBITDA reconciliation (1)
Net income (loss) attributable to common stockholders	$(22.9)	$28.7	$(163.6)
Interest expense	7.1	7.6	7.3
Depreciation and amortization	15.9	16.3	16.4
Income tax expense	(10.4)	10.6	(28.4)
EBITDA	$(10.3)	$63.2	$(168.3)

(1) The Company believes that the presentation of EBITDA is useful to the Company's investors because EBITDA is an appropriate measure of evaluating the company's operating performance and liquidity that reflects the resources available for strategic opportunities including, among others, investing in the business, strengthening the balance sheet, repurchasing the Company's securities and making strategic acquisitions. In addition, EBITDA is a widely used benchmark in the investment community.

Table 3 - Adjusting items
	Three months ended
(in millions of dollars)	March 31, 2016	March 31, 2015
Free cash flow, before acquisitions, reconciliation (2)
Net cash provided by operating activities	$26.9	$48.5
Capital expenditures for property and equipment	(4.3)	(11.4)
Proceeds from sale of property and equipment	0.3	0.6
Free cash flow, before acquisitions	$22.9	$37.7

(2) The Company believes free cash flow, before acquisitions is an important measure because it encompasses both profitability and capital management in evaluating results.

Forum Energy Technologies, Inc.
Supplemental schedule - Segment information
(Unaudited)

	As Reported				As Adjusted (6)
	Three months ended				Three months ended
(in millions of dollars)	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Revenue
Drilling & Subsea	$83.1	$110.9	$129.8	$163.6	$83.1	$110.9	$129.8	$163.6
Completions	44.8	55.6	72.3	94.5	44.8	55.6	72.3	94.5
Production & Infrastructure	68.6	78.8	82.5	90.5	68.6	78.8	82.5	90.5
Eliminations	(0.4)	(0.3)	(0.2)	(0.5)	(0.4)	(0.3)	(0.2)	(0.5)
Total revenue	$196.1	$245.0	$284.4	$348.1	$196.1	$245.0	$284.4	$348.1

Operating income
Drilling & Subsea	$(28.7)	$5.4	$10.3	$19.8	$(3.8)	$6.8	$12.5	$23.5
Operating income margin %	(34.5)%	4.9%	7.9%	12.1%	(4.6)%	6.1%	9.6%	14.4%
Completions (1)	(25.7)	5.4	10.9	20.6	(3.1)	6.1	11.4	21.8
Operating income margin %	(57.4)%	9.7%	15.1%	21.8%	(6.9)%	11.0%	15.8%	23.1%
Production & Infrastructure	(1.3)	6.6	9.4	8.0	4.7	6.7	8.4	8.0
Operating income margin %	(1.9)%	8.4%	11.4%	8.8%	6.9%	8.5%	10.2%	8.8%
Corporate	(6.7)	(5.0)	(8.1)	(8.3)	(5.7)	(5.0)	(7.8)	(8.3)
Total Segment operating income (loss)	(62.4)	12.4	22.5	40.1	(7.9)	14.6	24.5	45.0
Other items not in segment operating income(2)	(126.2)	(0.2)	(0.1)	0.1	0.1	—	—	0.3
Total operating income (loss)	$(188.6)	$12.2	$22.4	$40.2	$(7.8)	$14.6	$24.5	$45.3
Operating income margin %	(96.2)%	5.0%	7.9%	11.5%	(4.0)%	6.0%	8.6%	13.0%

EBITDA (3) (4)
Drilling & Subsea	$(142.0)	$16.6	$14.5	$35.9	$4.4	$15.3	$21.0	$32.2
EBITDA Margin %	(170.9)%	15.0%	11.2%	21.9%	5.3%	13.8%	16.2%	19.7%
Completions	(19.0)	11.7	17.1	26.6	3.3	12.4	17.7	27.5
EBITDA Margin %	(42.4)%	21.0%	23.7%	28.1%	7.4%	22.3%	24.5%	29.1%
Production & Infrastructure	(0.7)	8.3	11.2	9.0	6.5	8.5	10.2	10.0
EBITDA Margin %	(1.0)%	10.5%	13.6%	9.9%	9.5%	10.8%	12.4%	11.0%
Corporate	(6.6)	(4.7)	(8.0)	(8.1)	(5.4)	(4.9)	(7.8)	(8.0)
Other items (5)	—	(0.2)	—	(0.2)	—	—	—	—
Total EBITDA	$(168.3)	$31.7	$34.8	$63.2	$8.8	$31.3	$41.1	$61.7
EBITDA Margin %	(85.8)%	12.9%	12.2%	18.2%	4.5%	12.8%	14.5%	17.7%

(1) Includes earnings from equity investment.
(2) Includes transaction expenses, gain/(loss) on sale of assets, and impairment of goodwill and intangible assets.
(3) The Company believes that the presentation of EBITDA is useful to the Company's investors because EBITDA is an appropriate measure of evaluating the company's operating performance and liquidity that reflects the resources available for strategic opportunities including, among others, investing in the business, strengthening the balance sheet, repurchasing the Company's securities and making strategic acquisitions. In addition, EBITDA is a widely used benchmark in the investment community. See the attached separate schedule for the reconciliation of GAAP to non-GAAP financial information.

(4) Depreciation and amortization expense has been reclassified among corporate and the operating segments.  Prior period EBITDA financial information has been revised to conform with current period presentation with no impact to operating income.

(5) Includes transaction expenses.
(6) Refer to Supplemental schedules- Adjusting Items.

Forum Energy Technologies, Inc.
Supplemental schedules - Segment information
(Unaudited)

	As Reported				As Adjusted (6)
	Three months ended				Three months ended
(in millions of dollars)	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Revenue
Drilling & Subsea	$206.9	$234.6	$218.0	$204.9	$206.9	$234.6	$218.0	$204.9
Completions	124.5	121.5	100.3	95.0	124.5	121.5	100.3	95.0
Production & Infrastructure	107.7	113.3	110.5	104.7	107.7	113.3	110.5	104.7
Eliminations	(0.4)	(0.6)	(0.5)	(0.7)	(0.4)	(0.6)	(0.5)	(0.7)
Total revenue	$438.7	$468.8	$428.3	$403.9	$438.7	$468.8	$428.3	$403.9

Operating income
Drilling & Subsea	$25.6	$38.1	$35.0	$32.3	$27.1	$38.2	$35.2	$32.3
Operating income margin %	12.4%	16.2%	16.1%	15.8%	13.1%	16.3%	16.1%	15.8%
Completions (1)	38.4	35.2	28.2	24.8	38.5	35.1	28.1	24.8
Operating income margin %	30.8%	29.0%	28.1%	26.1%	30.9%	28.9%	28.0%	26.1%
Production & Infrastructure	14.2	14.4	13.7	13.8	14.2	14.4	14.0	13.8
Operating income margin %	13.2%	12.7%	12.4%	13.2%	13.2%	12.7%	12.7%	13.2%
Corporate	(12.3)	(10.2)	(10.7)	(8.7)	(10.8)	(10.2)	(10.4)	(8.7)
Total Segment operating income (loss)	65.9	77.5	66.2	62.2	69.0	77.5	66.9	62.2
Other items not in segment operating income(2)	(1.1)	(1.5)	(0.4)	(0.8)	(1.1)	—	0.3	0.1
Total operating income (loss)	$64.8	$76.0	$65.8	$61.4	$67.9	$77.5	$67.2	$62.3
Operating income margin %	14.8%	16.2%	15.4%	15.2%	15.5%	16.5%	15.7%	15.4%

EBITDA (3) (4)
Drilling & Subsea	$37.3	$51.7	$41.5	$40.8	$34.8	$47.5	$44.3	$41.6
EBITDA Margin %	18.0%	22.0%	19.0%	19.9%	16.8%	20.2%	20.3%	20.3%
Completions	43.9	40.6	33.1	29.6	43.7	40.3	33.1	29.6
EBITDA Margin %	35.3%	33.4%	33.0%	31.2%	35.1%	33.2%	33.0%	31.2%
Production & Infrastructure	16.0	16.4	16.0	14.8	16.3	16.4	16.2	15.5
EBITDA Margin %	14.9%	14.5%	14.5%	14.1%	15.1%	14.5%	14.7%	14.8%
Corporate	(12.5)	(9.4)	(10.9)	(8.5)	(10.9)	(9.4)	(10.7)	(8.5)
Other items (5)	—	(1.5)	(0.7)	(0.9)	—	—	—	—
Total EBITDA	$84.7	$97.8	$79.0	$75.8	$83.9	$94.8	$82.9	$78.2
EBITDA Margin %	19.3%	20.9%	18.4%	18.8%	19.1%	20.2%	19.4%	19.4%

(1) Includes earnings from equity investment.
(2) Includes transaction expenses and gain/(loss) on sale of assets.
(3) The Company believes that the presentation of EBITDA is useful to the Company's investors because EBITDA is an appropriate measure of evaluating the company's operating performance and liquidity that reflects the resources available for strategic opportunities including, among others, investing in the business, strengthening the balance sheet, repurchasing the Company's securities and making strategic acquisitions. In addition, EBITDA is a widely used benchmark in the investment community. See the attached separate schedule for the reconciliation of GAAP to non-GAAP financial information.

(4) Depreciation and amortization expense has been reclassified among corporate and the operating segments.  Prior period EBITDA financial information has been revised to conform with current period presentation with no impact to operating income.

(5) Includes transaction expenses.
(6) Refer to Supplemental schedules- Adjusting Items.

Forum Energy Technologies, Inc.
Reconciliation of GAAP to non-GAAP financial information
(Unaudited)

Supplemental Schedules - Adjusting items
	Three months ended
	December 31, 2015			September 30, 2015			June 30, 2015			March 31, 2015
(in millions, except per share information)	Operating income (loss)	EBITDA (1)	Net income (loss)	Operating income (loss)	EBITDA (1)	Net income (loss)	Operating income (loss)	EBITDA (1)	Net income (loss)	Operating income (loss)	EBITDA (1)	Net income (loss)
As reported	$(188.6)	$(168.3)	$(163.6)	$12.2	$31.7	$6.7	$22.4	$34.8	$8.9	$40.2	$63.2	$28.7
% of revenue	(96.2)%	(85.8)%		5.0%	12.9%		7.9%	12.2%		11.5%	18.2%
Restructuring charges and other	12.6	12.6	8.3	2.2	2.2	1.7	2.1	2.1	1.9	4.9	4.9	3.6
Transaction expenses	—	—	—	0.2	0.2	0.1	—	—	—	0.2	0.2	0.1
Inventory and other working capital reserve	43.1	43.1	28.6	—	—	—	—	—	—	—	—	—
Goodwill and intangible asset impairment	125.1	125.1	118.5	—	—	—	—	—	—	—	—	—
Loss (gain) on foreign exchange, net (2)	—	(3.7)	(2.7)	—	(2.8)	(2.1)	—	4.2	3.4	—	(6.6)	(5.0)
As adjusted (1)	$(7.8)	$8.8	$(10.9)	$14.6	$31.3	$6.4	$24.5	$41.1	$14.2	$45.3	$61.7	$27.4
% of revenue	(4.0)%	4.5%		6.0%	12.8%		8.6%	14.5%		13.0%	17.7%

Diluted EPS -as reported			$(1.81)			$0.07			$0.10			$0.31
Diluted EPS - as adjusted			$(0.12)			$0.07			$0.16			$0.30

(1) The Company believes that the presentation of EBITDA, adjusted EBITDA, adjusted operating income and adjusted Diluted EPS is useful to the Company's investors because (i) EBITDA is an appropriate measure of evaluating the Company's operating performance and liquidity that reflects the resources available for strategic opportunities including, among others, investing in the business, strengthening the balance sheet, repurchasing the Company's securities and making strategic acquisitions and (ii) each of adjusted EBITDA, adjusted operating income and adjusted Diluted EPS is useful to investors to assess and understand operating performance, especially when comparing those results with previous and subsequent periods or forecasting performance for future periods, primarily because management views the excluded items to be outside of the Company's normal operating results. In addition, EBITDA is a widely used benchmark in the investment community. See the attached separate schedule for the reconciliation of GAAP to non-GAAP financial information.

(2) Foreign exchange, net primarily relates to receivables billed in U.S. dollars by some of our non-U.S. subsidiaries that report in a local currency, and therefore the loss has no economic impact in dollar terms.

Forum Energy Technologies, Inc.
Reconciliation of GAAP to non-GAAP financial information
(Unaudited)

Supplemental Schedules - Adjusting items
	Three months ended
	December 31, 2014			September 30, 2014			June 30, 2014			March 31, 2014
(in millions, except per share information)	Operating income (loss)	EBITDA (1)	Net income (loss)	Operating income (loss)	EBITDA (1)	Net income (loss)	Operating income (loss)	EBITDA (1)	Net income (loss)	Operating income (loss)	EBITDA (1)	Net income (loss)
As reported	$64.8	$84.7	$46.0	$76.0	$97.8	$52.2	$65.8	$79.0	$39.5	$61.4	$75.8	$36.5
% of revenue	14.8%	19.3%		16.2%	20.9%		15.4%	18.4%		15.2%	18.8%
Restructuring charges and other	3.1	3.1	2.2	—	—	—	0.7	0.7	0.5	—	—	—
Transaction expenses	—	—	—	1.5	1.5	$1.1	0.7	0.7	0.5	0.1	0.1	0.1
Loss on sale of Business	—	—	—	—	—	—	—	—	—	0.8	0.8	0.6
Loss (gain) on foreign exchange, net (2)	—	(3.9)	(2.7)	—	(4.5)	$(3.2)	—	2.5	1.8	—	1.5	1.0
As adjusted (1)	$67.9	$83.9	$45.5	$77.5	$94.8	$50.1	$67.2	$82.9	$42.3	$62.3	$78.2	$38.2
% of revenue	15.5%	19.1%		16.5%	20.2%		15.7%	19.4%		15.4%	19.4%

Diluted EPS -as reported			$0.49			$0.54			$0.41			$0.38
Diluted EPS - as adjusted			$0.48			$0.52			$0.44			$0.40

(1) The Company believes that the presentation of EBITDA, adjusted EBITDA, adjusted operating income and adjusted Diluted EPS is useful to the Company's investors because (i) EBITDA is an appropriate measure of evaluating the Company's operating performance and liquidity that reflects the resources available for strategic opportunities including, among others, investing in the business, strengthening the balance sheet, repurchasing the Company's securities and making strategic acquisitions and (ii) each of adjusted EBITDA, adjusted operating income and adjusted Diluted EPS is useful to investors to assess and understand operating performance, especially when comparing those results with previous and subsequent periods or forecasting performance for future periods, primarily because management views the excluded items to be outside of the Company's normal operating results. In addition, EBITDA is a widely used benchmark in the investment community. See the attached separate schedule for the reconciliation of GAAP to non-GAAP financial information.

(2) Foreign exchange, net primarily relates to receivables billed in U.S. dollars by some of our non-U.S. subsidiaries that report in a local currency, and therefore the loss has no economic impact in dollar terms.